UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 18, 2007
Symantec Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	000-17781	77-0181864
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

20330 Stevens Creek Blvd., Cupertino, CA	95014
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code (408) 517-8000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURE
Exhibit Index
EXHIBIT 10.01

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
(b) and (c) On January 18, 2007, Symantec Corporation (the “Company”) appointed George W. Harrington as Senior Vice President, Finance, and Chief Accounting Officer of the Company, and in this capacity Mr. Harrington will serve as the Company’s principal accounting officer. Stephen C. Markowski, who served as the Company’s Chief Accounting Officer until January 18, 2007, will continue in his current position as Vice President of Finance of the Company.
Mr. Harrington joined the Company as Senior Vice President, Finance Operations in May 2006. Prior to joining the Company, Mr. Harrington had served as Senior Vice President and Chief Financial Officer of BMC Software, Inc., a software solutions provider, from March 2004 to September 2005, and had served in a variety of senior finance roles at International Business Machines Corporation (“IBM”), a global information technology company, since 1981. As vice president of Finance for IBM Software Group, Mr. Harrington was the senior executive responsible for all financial and IT aspects of IBM’s $13 billion software organization. Mr. Harrington also served as the Chief Accountant for IBM Corporation. In addition, he served as vice president, Finance for IBM Americas, responsible for all financial aspects of a $38 billion IBM division. Mr. Harrington also served in a range of finance leadership positions for IBM’s Americas, Asia Pacific and European operations. Mr. Harrington is 55 years old.
Mr. Harrington entered into an employment agreement with the Company, dated April 10, 2006, pursuant to which he: (i) was given the title of Senior Vice President, Finance Operations; (ii) was provided with an annual base salary of $300,000; (iii) became eligible to participate in the Company’s Executive Bonus Plan, with an annual target bonus set at 60% of his annual base salary; (iv) became eligible to participate in the Company’s employee benefits plan and programs; (v) was granted an option to purchase 100,000 shares of the Company’s common stock; (vi) became eligible for reimbursement for relocation costs incurrent in connection with his joining the Company, which costs were reimbursed by the Company in fiscal year 2007; and (vii) became entitled to all of the benefits made available to other executives of the Company at his grade level. A copy of Mr. Harrington’s employment agreement is attached as Exhibit 10.01 hereto and is incorporated herein by reference.
In connection with his appointment as Senior Vice President, Finance and Chief Accounting Officer, Mr. Harrington will enter into the Company’s standard form of Indemnity Agreement which provides for indemnification of the indemnitee to the full extent allowed by Delaware law, and will participate in the Company’s Executive Retention Plan or any successor plan.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Exhibit Title or Description
10.01	Employment Agreement, dated April 10, 2006, between Symantec Corporation and George W. Harrington.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Symantec Corporation
Date: January 19, 2007	By:	/s/ James A. Beer
James A. Beer
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Title or Description
10.01	Employment Agreement, dated April 10, 2006, between Symantec Corporation and George W. Harrington.